UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 10, 2003

                                  VALCOM, INC.

               (Exact name of Registrant as specified in charter)


       DELAWARE                        000-28416                 58-1700840
(State or other jurisdiction   (Commission File Number)         (IRS Employer
of  incorporation)                                              Identification
                                                                Number)

                           26030  AVENUE  HALL,  STUDIO  5
                              VALENCIA,  CALIFORNIA
                    (Address  of  principal  executive  offices)



       Registrant's telephone number, including area code: (661) 257-8000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)







ITEM  5.  OTHER  EVENTS  AND  REGULATIONS  FD  DISCLOSURE

The Joint Venture Agreement between ValCom and Woody Fraser/Woody Fraser Productions, Inc. has been terminated and the parties have resolved and settled all disputes. As part of the settlement, ValCom, Inc. has an exclusive facilities agreement in place for productions in Los Angeles County for a three-year term with Woody Fraser/Woody Fraser Productions.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April  10,  2003  VALCOM,  INC.



                        By:     /s/  Donald  P.  Magier
                           ----------------------------
                                 Donald  P.  Magier
                                 Secretary  and  Treasurer